HIGH INCOME
                             ---------------------
                             Opportunity Fund Inc.

                               [GRAPHIC OMITTED]

                                                               Quarterly Report
                                                               December 31, 2002

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY
GERKEN

Chairman, President
and Chief
Executive Officer

High Income
Opportunity
Fund Inc.

Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the High Income Opportunity Fund Inc. ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the quarterly report for the Fund for the three months ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

================================================================================
                            LETTER FROM THE MANAGER
================================================================================

Performance Review(1)

During the three-month period ended December 31, 2002, the Fund distributed income dividends to shareholders totaling $0.17 per share. The table below shows the annualized distribution yield and three-month total return based on the Fund's December 31, 2002 net asset value ("NAV") per share and its New York Stock closing price.(2)

           Price                 Annualized                  Three-Month
         Per Share           Distribution Yield(3)         Total Return(3)
         ---------           ---------------------         ---------------
        $6.31 (NAV)                 10.84%                     6.36%
        $6.27 (NYSE)                10.91%                     7.45%

The Fund's Lipper Inc. ("Lipper")(4) peer group of high current yield closed-end funds returned 7.21% based on NAV for the three months ended December 31, 2002.

Investment Strategy

The Fund's primary investment objective is to seek high current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield fixed-income securities(5) and preferred stock.

----------
(1)   Past performance is not indicative of future results.
(2) NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market price of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's (NYSE) market price as determined by supply of and demand for the Fund's shares.
(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.0570 for twelve months. This rate is as of December 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
(4) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the three-month period ended December 31, 2002, calculated among 5 funds in the high current yield closed-end funds category with reinvestment of dividends and capital gains excluding sales charges.
(5) High yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.


--------------------------------------------------------------------------------
2                                          2002 Quarterly Report to Shareholders

Portfolio Manager Market and Fund Overview

For the period ended December 31, 2002, the high-yield market rebounded from what we viewed as oversold levels, returning approximately 8.58% based upon the performance of the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index").(6) The environment for the high-yield market improved during the reporting period versus prior quarters during 2002 due to a series of factors that included a rally in the equity markets, expectations of interest rate cuts, a decline in the number of defaults of corporate debt payments, improved data about the health of the U.S. economy and positive capital inflows into high-yield mutual funds over the period. However, a lack of business spending, a drop in consumer confidence levels and concerns about war with Iraq also influenced the high-yield market's performance.

Although technical conditions were relatively favorable as the period commenced, company-specific problems, such as Charter Communications Inc.'s lowered earnings projections for the third quarter (per the company's guidance report released prior to the quarter) negatively impacted the high-yield market in our view, with the SSB High-Yield Index returning negative 0.34% in October. On November 6th the Federal Open Market Committee ("FOMC")(7) reduced its target for the federal funds rate ("fed funds rate")(8) by half a percentage point to a 41-year low of 1.25%. This drop in short-term interest rates, combined with signs of an improving economy, continued strength in the stock market, a more favorable geopolitical outlook at the time, and the absence of major credit problems helped propel the high-yield market higher in November, as the SSB High-Yield Index returned 7.63% that month. The market continued its positive performance in December, as the SSB High-Yield Index returned 1.23% amid limited activity due to the holiday season.

In terms of the overall fourth quarter, new-issue market activity increased significantly versus the prior quarter amid strong investor appetite for new supply. For example, 62 new issues came to the primary market (a volume of $15 billion) in the fourth quarter versus 25 new issues (a volume of $5.7 billion) in the third quarter. The strong investor demand enabled companies to raise the size of their initial offerings and offer debt more cheaply by capturing lower rates. For example, SPX Corp. doubled the originally anticipated size of its new issue offering from $250 million to $500 million, and was offered at a yield of approximately 7.5%. In addition, Del Monte Corp. increased the size of its offering from $300 million to $450 million at a yield of approximately 8.6%. As the year came to a close and the holiday season progressed, the

----------
(6) The SSB High-Yield Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
(7) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(8) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3
forward calendar for scheduled new-issue offerings decreased to zero offerings.

The top-performing sectors in the fourth quarter consisted of tower, (various wireline telecommunications sectors), wireless, technology and satellites. Debt repurchases and asset sales contributed to the outperformance in the tower sector. The wireline telecommunications sector benefited from improved liquidity and debt reduction at Qwest Communications International Inc. due to the closing of the sale of part of its directories business and a debt exchange offer. The wireless sector continued to perform favorably as Nextel Communications Inc. generated another strong quarter. The technology sector benefited amid the improved performance of the Nasdaq Composite Stock Price Index ("Nasdaq Composite Index")(9) during the period. The satellite sector performed favorably as Echostar Communications Corp. reportedly paid $2.7 billion less than expected (as part of a break-up fee) after its failed merger attempt with DirecTV.

The most significant underperforming sectors included: cable, automobile manufacturing/vehicle parts, capital goods, chemicals and metals/mining. The cable sector underperformed many other sectors amid the lowered fourth quarter guidance data (i.e., projected earnings estimates) released from Charter Communications. The automotive sector suffered from concerns that auto sales would drop in 2003, and the capital goods sector was a weaker performer as the anticipated second-half recovery in the industrial economy failed to materialize. The chemicals sector generated weaker performance due to concerns about rising raw material prices and slower demand in 2003. Metals/mining suffered due to continued weak demand, capacity increases and expectations for strengthened import pressure attributable to declining tariffs. In terms of credit quality, debt issues rated triple-C significantly outperformed those rated double-B and single-B as investors sought higher-yielding securities (in exchange for assuming additional credit risk).

Portfolio Manager Fund Overview

The Fund's performance benefited from its exposure in the tower and technology sectors and from its less bullish positions in the automotive, capital goods and metals/mining sectors. The Fund's performance was adversely affected, however, by its exposure to the cable sector. In addition, the Fund benefited from its increased exposure to technology and wireline communications sectors and reduced positions in automotive and metals/mining issues versus prior periods.

On December 31, 2002, the high-yield market yielded 12.04%, as measured by the SSB High-Yield Index, versus 13.15% on September 30, 2002. (Bond prices typically move inversely to their yields.) Based upon this recent yield, high-yield debt issues yielded 8.95% more than U.S. Treasuries securities, a decrease

----------
(9) The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
4                                          2002 Quarterly Report to Shareholders
from 10.19% on September 30, 2002. We believe that yields at these levels have potential long-term values. (Note: High-yield bonds are subject to additional credit risk over U.S. Treasuries, such as the increased risk of default, because of their lower credit quality versus U.S. Treasuries.)

Portfolio Manager Market Outlook

An economic recovery could enhance the backdrop for the high-yield market. We think that we will have a muted recovery next year. However, we do not think a double-dip recession will occur. Overall, our U.S. interest rate outlook for next year is not overwhelmingly positive and we think that short-term interest rates may potentially rise within the year or so. Given that prices of bonds move opposite to yields, we are not especially bullish on high-quality bonds next year. (High-yield bonds, while subject to interest rate movements, are also more highly correlated to other considerations such as equity market performance and potential corporate credit rating changes than higher-rated investment-grade taxable bonds with higher credit ratings.) In our view, valuations in the high-yield bond market remain competitive, but we remain somewhat cautious in terms of credit risk. However, we think the investment environment will be moderate in terms of credit risk in 2003.

While past performance is not indicative of future results, we believe at this time with many high-yield securities currently offering yields in excess of 12%; the high-yield bond market appears favorable to us. (Note: There is additional credit risk for higher-yielding debt issues because of their lower credit quality relative to issues that have higher credit ratings.) We also believe that current valuations discount many of the negative news of the past year and that many of these concerns are likely to abate over the coming year. The U.S. economy is anticipated to improve by market observers during the next 12 to 18 months, which we believe, should benefit corporate earnings and help reduce the rate of defaults on corporate debt payments. In addition, we believe the worst news with regard to corporate accounting scandals should be over and a potential war with Iraq appears to be discounted to a significant extent into the fixed-income securities market. As these concerns ease and if equity markets stabilize, after an extremely volatile year, we believe the high-yield bond market should perform well.

Portfolio Manager Fund Outlook

In light of our outlook for the high-yield market, we continue to focus on opportunities in the single-B sector on a selective basis that, in our view, offer favorable risk/reward profiles.(10) Furthermore, we are selectively adding a moderate amount of credit risk to the portfolio by seeking suitable opportunities in lower-quality investment-grade and crossover (investment-grade/ high-yield) bonds.

----------
(10) Please note that there is an additional credit risk for debt issues in this lower credit category versus issues that have higher credit ratings.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

Looking for Additional Information?

The High Income Opportunity Fund Inc. is traded on the New York Stock Exchange under the symbol "HIO." Daily closing prices are available online under symbol XHIOX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Thank you for your investment in the High Income Opportunity Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Peter Wilby                              /s/ Beth Semmel, CFA


Peter Wilby, CFA                             Beth Semmel, CFA
Vice President and                           Vice President and
Investment Officer                           Investment Officer

January 14, 2003

The information provided in this commentary by the portfolio managers represent the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 through 21 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.


--------------------------------------------------------------------------------
6                                          2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 34. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
CORPORATE BONDS AND NOTES -- 97.2%
Aerospace -- 0.8%
      175,000         B-      Argo-Tech Corp., 8.625% due 10/1/07                          $    121,625
    1,600,000         B-      Dunlop Standard Aerospace Holdings, Sr. Notes,
                                  11.875% due 5/15/09                                         1,642,000
    1,735,000         CCC+    Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                1,474,750
      525,000         B-      Transdigm Inc., 10.375% due 12/1/08                               546,000
-------------------------------------------------------------------------------------------------------
                                                                                              3,784,375
-------------------------------------------------------------------------------------------------------
Airlines -- 1.3%
    1,745,000         B-      Air Canada, Sr. Notes, 10.250% due 3/15/11                        985,925
    9,956,016         CCC     Airplanes Pass-Through Trust, Series D,
                                  10.875% due 3/15/12                                           199,120
                              Continental Airlines, Inc. Pass-Through Certificates:
      640,477         BBB-        Series 00-2, 8.312% due 4/2/11                                387,735
    1,555,000         BBB-        Series 99-2, 7.434% due 9/15/04                               863,462
    2,380,000         BB-         Series D, 7.568% due 12/1/06                                1,096,135
                              United Air Lines Pass-Through Certificates:
      962,969         B+          Series 00-1, 8.030% due 7/1/11                                337,607
    2,268,135         BB-         Series 00-2, 7.811% due 10/1/09                               897,656
                                  Series 01-1:
    1,045,000         B-            6.831% due 9/1/08                                           293,335
      460,000         Ba1*          6.932% due 9/1/11                                           181,478
      935,197         BBB+    US Airways Pass-Through Trust, Series 99-1,
                                  8.360% due 1/20/19 (b)                                        756,744
-------------------------------------------------------------------------------------------------------
                                                                                              5,999,197
-------------------------------------------------------------------------------------------------------
Auto Manufacturing/Vehicle Parts -- 3.2%
      695,000         BB      Arvin Capital I, 9.500% due 2/1/27                                684,711
      520,000         B       Collins & Aikman Products Co., 10.750% due 12/31/11               497,900
                              Dana Corp.:
    1,925,000         BB          Notes, 6.500% due 3/1/09                                    1,684,375
      875,000         NR          Sr. Notes, 10.125% due 3/15/10 (c)                            890,313
      405,000         B-      Eagle Picher Industries, Inc., 9.375% due 3/1/08                  287,550
                              Foamex L.P.:
      880,000         B-          9.875% due 6/15/07                                            277,200
      870,000         B           10.750% due 4/1/09 (c)                                        613,350
    5,550,000         Baa1*   Ford Motor Co., Notes, 7.450% due 7/16/31                       4,840,760
    1,325,000         A3*     Ford Motor Credit Co., Notes, 7.250% due 10/25/11               1,289,526
    1,275,000         A2*     General Motors Acceptance Corp., Notes,
                                  6.875% due 8/28/12                                          1,259,015
      175,000         CCC     LDM Technologies Inc., Series B, 10.750% due 1/15/07              132,125
    1,035,000         BB-     Navistar International, Series B, 9.375% due 6/1/06               998,775
      625,000         B-      Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12 (c)           643,750
-------------------------------------------------------------------------------------------------------
                                                                                             14,099,350
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Building Products -- 2.0%
      435,000         NR      Associated Materials Inc., Sr. Sub. Notes,
                                  9.750% due 4/15/12 (c)                                   $    461,100
    1,745,000         B-      Atrium Cos. Inc., Series B, 10.500% due 5/1/09                  1,701,375
    3,290,000         B+      Louisiana Pacific Corp., Sr. Sub. Notes,
                                  10.875% due 11/15/08                                        3,553,200
                              Nortek Inc., Series B:
      975,000         B+          Sr. Notes, 9.125% due 9/1/07                                1,004,250
    2,185,000         B-          Sr. Sub. Notes, 9.875% due 6/15/11                          2,198,656
-------------------------------------------------------------------------------------------------------
                                                                                              8,918,581
-------------------------------------------------------------------------------------------------------
Cable and Media -- 10.8%
    2,710,000         NR      Adelphia Communications Corp., Sr. Discount Notes,
                                  Series B, zero coupon due 1/15/08 (d)                         406,500
    2,575,000         BBB+    AOL Time Warner Inc., 6.625% due 5/15/29                        2,375,940
                              Charter Communications Holdings LLC:
                                  Sr. Discount Notes:
   10,855,000         B3*           Step bond to yield 12.087% due 1/15/10                    3,256,500
    2,735,000         B3*           Step bond to yield 11.668% due 1/15/11                      724,775
    2,200,000         B3*           Step bond to yield 11.757% due 5/15/11                      561,000
                                  Sr. Notes:
    2,600,000         B3*           10.750% due 10/1/09                                       1,189,500
    1,680,000         B3*           11.125% due 1/15/11                                         768,600
                              CSC Holdings Inc.:
    2,425,000         BB-         Debentures, 7.625% due 7/15/18                              2,161,281
                                  Sr. Notes:
    1,025,000         BB-           7.875% due 12/15/07                                         990,406
                                    Series B:
    1,200,000         BB-             8.125% due 7/15/09                                      1,159,500
      700,000         BB-             7.625% due 4/1/11                                         660,625
                                  Sr. Sub. Debentures:
    3,955,000         B+            10.500% due 5/15/16                                       3,940,169
      975,000         B+            9.875% due 4/1/23                                           873,844
                              Echostar Broadband Corp., Sr. Notes:
    3,495,000         B           10.375% due 10/1/07                                         3,800,813
    3,045,000         B+          9.125% due 1/15/09                                          3,220,088
    2,830,000         B+          9.375% due 2/1/09                                           3,006,875
    3,602,000         B-      Emmis Escrow Co., Sr. Discount Notes,
                                  step bond to yield 12.307% due 3/15/11                      2,908,615
    2,630,000         B-      Insight Communications Co., Inc., Sr. Discount Notes,
                                  step bond to yield 13.766% due 2/15/11                      1,462,938
    3,140,000         B-      LIN Holdings Corp., Sr. Discount Notes,
                                  step bond to yield, 13.577% due 3/1/08                      3,277,375
    2,500,000         B+      Mediacom Broadband LLC, 11.000% due 7/15/13                     2,550,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Cable and Media -- 10.8% (continued)
                              Paxson Communications Corp.:
      665,000         B-          10.750% due 7/15/08                                      $    659,181
    1,370,000         B-          Step bond to yield 12.309% due 1/15/09                        876,800
                              Pegasus Communications Corp.:
      870,000         CCC+        Sr. Discount Notes, step bond to yield
                                    19.102% due 3/1/07                                          265,350
                                  Sr. Notes, Series B:
      175,000         CCC+          9.625% due 10/15/05                                          93,625
      710,000         CCC+          9.750% due 12/1/06                                          379,850
    4,500,000         Ba1*    Rogers Cablesystems, Ltd., 11.000% due 12/1/15                  4,680,000
    1,235,000         B       Sinclair Broadcast Group Inc., 8.750% due 12/15/11              1,335,344
      850,000         B-      Spanish Broadcasting Systems Inc., 9.625% due 11/1/09             884,000
-------------------------------------------------------------------------------------------------------
                                                                                             48,469,494
-------------------------------------------------------------------------------------------------------
Chemicals -- 4.6%
    1,020,000         Ba2*    Airgas Inc., 9.125% due 10/1/11                                 1,106,700
    1,720,000         B-      Avecia Group PLC, 11.000% due 7/1/09                            1,350,200
      700,000         BB+     FMC Corp., Medium-Term Notes, 6.750% due 5/5/05                   683,687
                              Huntsman ICI Holdings LLC:
   16,035,000         B-          Sr. Discount Notes, zero coupon bond to yield
                                    13.091% due 12/31/09                                      3,688,050
      870,000         B           Sr. Notes, 9.875% due 3/1/09 (c)                              874,350
    1,750,000         BB      IMC Global Inc., Series B, 11.250% due 6/1/11                   1,890,000
                              ISP Holdings, Inc., Series B:
    1,750,000         BB-         10.250% due 7/1/11                                          1,820,000
    1,715,000         B+          Secured Notes, 10.625% due 12/15/09                         1,500,625
    1,745,000         BB      Lyondell Chemical Co., Secured Notes,
                                  11.125% due 7/15/12                                         1,727,550
      700,000         BBB-    Methanex Corp., Sr. Notes, 8.750% due 8/15/12                     745,500
    3,155,000         B-      OM Group, Inc., 9.250% due 12/15/11                             1,719,475
      170,000         BB-     Terra Capital Inc., 12.875% due 10/15/08                          183,600
    2,395,000         B       Terra Industries, Sr. Notes, Series B,
                                  10.500% due 6/15/05                                         2,191,425
    1,920,000         CCC+    Texas Petrochemical Corp., Sr. Sub. Notes,
                                  11.125% due 7/1/06                                          1,257,600
--------------------------------------------------------------------------------------------------------
                                                                                             20,738,762
-------------------------------------------------------------------------------------------------------
Conglomerate/Diversified Manufacturer -- 0.4%
    2,680,000         CCC+    Park-Ohio Industries Inc., Sr. Sub. Notes,
                                  9.250% due 12/1/07                                          1,755,400
-------------------------------------------------------------------------------------------------------
Consumer Products/Tobacco -- 2.7%
    2,100,000         B+      AKI, Inc., Sr. Notes, 10.500% due 7/1/08                        2,050,125
      175,000         B-      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07            138,250
    2,200,000         B-      Icon Health & Fitness Inc., 11.250% due 4/1/12                  1,925,000
      897,000         AAA     Pennzoil - Quaker State Co., 10.000% due 11/1/08                1,112,280

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Consumer Products/Tobacco -- 2.7% (continued)
    1,400,000         CCC     Remington Product Co. LLC, Sr. Sub. Notes, Series D,
                                  11.000% due 5/15/06                                      $  1,156,750
    1,410,000         B-      Revlon Consumer Products Corp., 12.000% due 12/1/05             1,367,700
                              Salton Inc.:
      185,000         B           10.750% due 12/15/05                                          180,606
    1,450,000         B           Sr. Sub. Notes, 12.250% due 4/15/08                         1,437,312
      215,000         B-      Sealy Mattress Co., Series B, step bond to yield,
                                  10.258% due 12/15/07                                          209,625
    1,395,000         BB-     Sola International Inc., Notes, 6.875% due 3/15/08              1,256,920
    1,075,000         BB+     Standard Commercial Tobacco Co. Inc.,
                                  8.875% due 8/1/05                                           1,112,625
-------------------------------------------------------------------------------------------------------
                                                                                             11,947,193
-------------------------------------------------------------------------------------------------------
Containers -- 2.0%
    3,420,000         BB      Owens-Brockway Glass Container, Inc.,
                                  8.875% due 2/15/09                                          3,539,700
      700,000         B+      Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05                676,375
      245,000         B-      Pliant Corp., 13.000% due 6/1/10                                  226,013
      450,000         B-      Radnor Holdings Inc., Series B, 10.000% due 12/1/03               384,750
    1,550,000         BBB     Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)                 1,588,686
    1,790,000         CCC-    Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                                  10.500% due 9/1/03                                          1,154,550
    1,385,000         B-      Tekni-Plex Inc., Series B, 12.750% due 6/15/10                  1,301,900
-------------------------------------------------------------------------------------------------------
                                                                                              8,871,974
-------------------------------------------------------------------------------------------------------
Electronics/Info/Data Tech -- 5.0%
    1,980,000         B3*     Amkor Technologies Inc., 5.000% due 3/15/07                       977,625
    1,885,000         BBB-    Arrow Electronic Inc., Debentures, 6.875% due 6/1/18            1,713,580
    2,555,000         Ba2*    Celestica International Inc., zero coupon bond to yield
                                  11.378% due 8/1/20                                          1,184,881
    2,765,000         Ba3*    LSI Logic Corp., Notes, 4.000% due 2/15/05                      2,474,675
    1,950,000         B       Nortel Networks Corp., Notes, 6.875% due 9/1/23                 1,004,250
      895,000         B       Northern Telecom Capital, 7.875% due 6/15/26                      460,925
    1,965,000         B       Per-Se Technologies Inc., Series B, 9.500% due 2/15/05          1,906,050
    4,405,000         B       Sanmina Co., zero coupon bond to yield
                                  10.665% due 9/12/20                                         1,817,062
      391,000         BB      Solectron Corp., zero coupon bond to yield
                                  13.683% due 5/8/20                                            241,931
    2,060,000         Baa2*   Thomas & Betts Corp., Medium-Term Notes,
                                  6.625% due 5/7/08                                           1,883,287
    2,425,000         B-      TriQuint Semiconductor, Inc., Sub. Notes,
                                  4.000% due 3/1/07                                           1,888,469
    2,185,000         B3*     Vitesse Semiconductor Corp., 4.000% due 3/15/05                 1,835,400
    5,275,000         NR      Xerox Corp., Term Loan, 6.340% due 4/30/05                      4,984,875
-------------------------------------------------------------------------------------------------------
                                                                                             22,373,010
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Energy -- 6.2%
    1,540,000         BB      Compagnie Generale De Geophysique, Sr. Notes,
                                  10.625% due 11/15/07                                     $  1,362,900
      520,000         B       Denbury Management Inc., 9.000% due 3/1/08                        540,150
    1,400,000         BB-     El Paso Energy Partners L.P., 8.500% due 6/1/11 (c)             1,305,500
    3,640,000         B+      Forest Oil Corp., 10.500% due 1/15/06                           3,858,400
    1,250,000         B       Houston Exploration Co., Sr. Sub. Notes, Series B,
                                  8.625% due 1/1/08                                           1,293,750
    2,075,000         BB-     Leviathan Gas Pipeline Partners, L.P., Series B,
                                  10.375% due 6/1/09                                          2,116,500
    1,725,000         B+      Magnum Hunter Resource, Inc., 9.600% due 3/15/12                1,841,438
    1,400,000         B       Nuevo Energy Co., Sr. Sub. Notes, Series B,
                                  9.500% due 6/1/08                                           1,449,000
      865,000         BB+     Ocean Energy Inc., Series B, 8.375% due 7/1/08                    914,737
      410,000         B-      Parker Drilling Co., 5.500% due 8/1/04                            380,787
      875,000         B       Plains Exploration & Product Co., Sr. Sub. Notes,
                                  8.750% due 7/1/12 (c)                                         914,375
                              Pogo Producing Co., Series B, Sr. Sub. Notes:
      345,000         BB          10.375% due 2/15/09                                           375,619
      520,000         BB          8.250% due 4/15/11                                            551,200
    1,890,000         BB      Pride International Inc., Sr. Notes, 10.000% due 6/1/09         2,050,650
      750,000         B-      Range Resources Corp., 8.750% due 1/15/07                         759,375
      865,000         BB-     Sesi, LLC, 8.875% due 5/15/11                                     886,625
    1,985,000         B+      Stone Energy Corp., 8.750% due 9/15/07                          2,074,325
      700,000         B       Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12               682,500
    1,225,000         B       Tesoro Petroleum Corp., Sr. Sub. Notes,
                                  9.625% due 4/1/12 (c)                                         802,375
      525,000         NR      Trico Marine Services, Sr. Notes, 8.875% due 5/15/12 (c)          488,250
                              Vintage Petroleum Inc.:
    1,210,000         BB-         Sr. Notes, 8.250% due 5/1/12                                1,264,450
                                  Sr. Sub. Notes:
      395,000         B             9.750% due 6/30/09                                          412,775
      350,000         B             7.875% due 5/15/11                                          343,000
      875,000         B+      Westport Resources Corp., Sr. Sub. Notes,
                                  8.250% due 11/1/11 (c)                                        923,125
-------------------------------------------------------------------------------------------------------
                                                                                             27,591,806
-------------------------------------------------------------------------------------------------------
Finance - Other -- 4.1%
    3,225,000         BB-     Felcor Lodging L.P., 9.500% due 9/15/08                         3,305,625
   11,862,000         NR      Finova Group Inc., Notes, 7.500% due 11/15/09                   4,151,700
    1,680,000         Ba1*    Markel Capital Trust I, Series B, 8.710% due 1/1/46             1,297,035
    2,550,000         B       Meristar Hospitality Operating Partnership, L.P.,
                                  10.500% due 6/15/09                                         2,339,625
    5,500,000         B3*     Ocwen Capital Trust I Corp., 10.875% due 8/1/27                 4,400,000
    1,354,000         B1*     Ocwen Financial Corp., Notes, 11.875% due 10/1/03               1,367,540

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Finance - Other -- 4.1% (continued)
    1,050,000         B       Penhall International Corp.,12.000% due 8/1/06               $    603,750
    1,050,000         BB+     PXRE Capital Trust I Corp., 8.850% due 2/1/27                     772,091
-------------------------------------------------------------------------------------------------------
                                                                                             18,237,366
-------------------------------------------------------------------------------------------------------
Food Process/Beverages/Bottling -- 2.3%
                              Aurora Foods Inc., Sr. Sub. Notes, Series B:
    4,120,000         CCC         9.875% due 2/15/07                                          2,060,000
    1,420,000         CCC         8.750% due 7/1/08                                             695,800
      875,000         B+      Cott Beverages Inc., 8.000% due 12/15/11                          931,875
      995,000         BB-     Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                    897,884
    1,125,000         B       Del Monte Corp., Sr. Sub. Notes,
                                  8.625% due 12/15/12 (c)                                     1,153,125
      880,000         B+      Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11                492,800
    1,635,000         B-      Michael Foods, Inc., Sr. Sub. Notes, Series B,
                                  11.750% due 4/1/11                                          1,839,375
      705,000         CCC     Mrs. Fields' Original Cookies, Inc., Series B,
                                  10.125% due 12/1/04                                           397,444
      620,000         B-      Packaged Ice Inc., Series B, 9.750% due 2/1/05                    487,475
      175,000         B-      Premier International Foods, Sr. Notes,
                                  12.000% due 9/1/09                                            188,125
    1,000,000         BBB     Tyson Foods Inc., Notes, 7.000% due 1/15/28                     1,034,287
-------------------------------------------------------------------------------------------------------
                                                                                             10,178,190
-------------------------------------------------------------------------------------------------------
Gaming -- 4.5%
    1,360,000         B       Alliance Gaming Corp., Series B, 10.000% due 8/1/07             1,428,000
    1,995,000         B       Ameristar Casinos Inc., 10.750% due 2/15/09                     2,194,500
      625,000         B+      Horseshoe Gaming Holding Corp., Series B,
                                  8.625% due 5/15/09                                            667,188
                              Mandalay Resort Group:
      700,000         BB-         Sr. Sub. Debentures, 7.625% due 7/15/13                       703,500
    1,725,000         BB-         Sr. Sub. Notes, Series B, 10.250% due 8/1/07                1,901,812
                              MGM MIRAGE:
      875,000         BB+         9.750% due 6/1/07                                             971,250
    2,050,000         BB+         8.375% due 2/1/11                                           2,219,125
                              Park Place Entertainment Corp., Sr. Sub. Notes:
    1,300,000         BB+         9.375% due 2/15/07                                          1,391,000
    1,325,000         BB+         8.875% due 9/15/08                                          1,411,231
    2,545,000         BB+         8.125% due 5/15/11                                          2,653,162
    1,780,000         B+      Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08       1,860,100
    2,615,000         B-      Venetian Casino Resort LLC, Second Mortgage Notes,
                                  11.000% due 6/15/10 (c)                                     2,745,750
-------------------------------------------------------------------------------------------------------
                                                                                             20,146,618
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Healthcare -- 2.3%
      775,000         B2*     Extendicare Health Services Inc., Sr. Notes,
                                  9.500% due 7/1/10 (c)                                    $    755,625
    1,755,000         B3*     Hanger Orthopedic Group, 11.250% due 6/15/09                    1,816,425
    1,930,000         Ca*     Magellan Health Services, Inc., Sr. Sub. Notes,
                                  9.000% due 2/15/08                                            496,975
    1,200,000         BBB-    Tenet Healthcare Corp., Sr. Notes, 5.375% due 11/15/06          1,099,118
    2,520,000         B       Total Renal Care Holdings, 7.000% due 5/15/09                   2,529,450
    1,730,000         B-      Universal Hospital Services, Sr. Notes,
                                  10.250% due 3/1/08                                          1,647,825
    2,175,000         B-      Vanguard Health Systems, 9.750% due 8/1/11                      2,088,000
-------------------------------------------------------------------------------------------------------
                                                                                             10,433,418
-------------------------------------------------------------------------------------------------------
Home Builders -- 2.6%
      875,000         BB      Beazer Homes USA, Inc., 8.625% due 5/15/11                        905,625
                              D.R. Horton Inc.:
    1,140,000         Ba1*        8.000% due 2/1/09                                           1,145,700
      910,000         Ba2*        Sr. Sub. Notes, 9.375% due 3/15/11                            919,100
    1,350,000         BB-     KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11                     1,437,750
    1,490,000         BB+     Lennar Corp., Series B, 9.950% due 5/1/10                       1,631,550
    1,015,000         Ba3*    Meritage Corp., 9.750% due 6/1/11                               1,065,750
      650,000         BB+     The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10              715,000
    1,715,000         Ba2*    Schuler Homes, 10.500% due 7/15/11                              1,766,450
                              Standard Pacific Corp.:
    1,140,000         BB          Sr. Notes, 8.500% due 4/1/09                                1,157,100
      875,000         Ba3*        Sr. Sub. Notes, 9.250% due 4/15/12                            848,750
-------------------------------------------------------------------------------------------------------
                                                                                             11,592,775
-------------------------------------------------------------------------------------------------------
Industrial - Other -- 1.2%
                              American Greetings Corp.:
    1,220,000         BBB-        Notes, 6.100% due 8/1/28                                    1,140,700
      790,000         BB+         Sr. Sub. Notes, 11.750% due 7/15/08                           869,000
    1,235,000         CCC+    Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08                926,250
    1,975,000         B       Flowserve Corp., 12.250% due 8/15/10                            2,162,625
      885,000         CCC+    Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09            455,775
-------------------------------------------------------------------------------------------------------
                                                                                              5,554,350
-------------------------------------------------------------------------------------------------------
Leisure -- 2.0%
                              AMC Entertainment Inc., Sr. Sub. Notes:
    2,670,000         CCC+        9.500% due 3/15/09                                          2,656,650
    1,175,000         CCC+        9.500% due 2/1/11                                           1,163,250
      660,000         CCC     Imax Corp., Sr. Notes, 7.875% due 12/1/05                         512,325
    4,685,000         B       Premier Parks Inc., Sr. Discount Notes, step bond to yield
                                  11.119% due 4/1/08                                          4,556,162
-------------------------------------------------------------------------------------------------------
                                                                                              8,888,387
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Lodging -- 2.2%
    1,550,000         B1*     Courtyard By Marriott II, Sr. Notes, Series B,
                                  10.750% due 2/1/08                                       $  1,586,813
                              Hilton Hotels:
      650,000         BBB-        Notes, 7.625% due 12/1/12                                     657,535
    1,475,000         BBB-        Sr. Notes, 7.950% due 4/15/07                               1,533,740
    1,850,000         BB-     HMH Properties, Inc., Series A, 7.875% due 8/1/05               1,831,500
    2,920,000         BB-     Host Marriott L.P., Series I, 9.500% due 1/15/07                2,978,400
    1,250,000         BBB-    Starwood Hotels Resorts, Notes, 7.875% due 5/1/12 (c)           1,243,750
-------------------------------------------------------------------------------------------------------
                                                                                              9,831,738
-------------------------------------------------------------------------------------------------------
Machinery -- 0.9%
                              Case Corp., Notes:
      700,000         BB          7.250% due 8/1/05                                             595,400
      350,000         BB          7.250% due 1/15/16                                            249,047
      435,000         BB      Case Credit Corp., Notes, 6.750% due 10/21/07                     333,152
    1,420,000         CCC+    Columbus McKinnon Corp., 8.500% due 4/1/08                      1,029,500
      690,000         B+      NMHG Holding Co., 10.000% due 5/15/09                             693,450
    1,150,000         B       Terex Corp., Series B, 10.375% due 4/1/11                       1,086,750
-------------------------------------------------------------------------------------------------------
                                                                                              3,987,299
-------------------------------------------------------------------------------------------------------
Metals/Mining/Steel -- 0.8%
    1,315,000         BB      Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                1,415,269
    1,710,000         BBB-    Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                1,771,842
      535,000         BB-     Wolverine Tube Inc., 10.500% due 4/1/09                           548,375
-------------------------------------------------------------------------------------------------------
                                                                                              3,735,486
-------------------------------------------------------------------------------------------------------
Paper and Forest Products -- 2.4%
                              Buckeye Technologies Inc., Sr. Sub. Notes:
      875,000         B+          9.250% due 9/15/08                                            756,875
    2,930,000         B+          8.000% due 10/15/10                                         2,380,625
    1,875,000         B       MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12 (c)         1,959,375
      525,000         B+      Millar Western Forest, Sr. Notes, 9.875% due 5/15/08              501,375
    4,635,000         B       Stone Container Finance Corp., 11.500% due 8/15/06 (c)          4,936,275
-------------------------------------------------------------------------------------------------------
                                                                                             10,534,525
-------------------------------------------------------------------------------------------------------
Publishing -- 3.2%
    1,050,000         B       Dex Media East LLC, Sr. Sub. Notes,
                                  12.125% due 11/15/12 (c)                                    1,168,125
      875,000         B+      Garden State Newspapers, Inc., Sr. Sub. Notes, Series B,
                                  8.750% due 10/1/09                                            892,500
                              Hollinger International Publishing, Inc.:
    1,300,000         B           9.250% due 2/1/06                                           1,343,875
    2,795,000         B           9.250% due 3/15/07                                          2,931,256
    3,406,840         B           Sr. Notes, 12.125% due 11/15/10 (c)                         3,219,464
    3,850,000         B       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11             3,566,062

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Publishing -- 3.2% (continued)
      500,000         B+      R.H. Donnelley Corp. I, Sr. Sub. Notes,
                                  10.875% due 12/15/12 (c)                                 $    547,500
      925,000         B       Yell Finance BV, Sr. Discount Notes, 13.500% due 8/1/11           656,750
-------------------------------------------------------------------------------------------------------
                                                                                             14,325,532
-------------------------------------------------------------------------------------------------------
Restaurants -- 1.1%
      885,000         CCC+    Advantica Restaurant Group, Sr. Notes,
                                  11.250% due 1/15/08                                           677,025
      525,000         B-      American Restaurant Group Inc., Series D,
                                  1.500% due 11/1/06                                            422,625
      705,000         CCC+    CKE Restaurants Inc., 9.125% due 5/1/09                           623,925
      445,000         B-      Friendly Ice Cream Corp., 10.500% due 12/1/07                     441,663
      525,000         B+      Perkins Family Restaurants, L.P., Sr. Notes, Series B,
                                  10.125% due 12/15/07                                          459,375
    2,400,000         B+      Sbarro Inc., 11.000% due 9/15/09                                2,244,000
-------------------------------------------------------------------------------------------------------
                                                                                              4,868,613
-------------------------------------------------------------------------------------------------------
Retail - Food and Drug -- 1.4%
                              Fleming Cos. Inc.:
      165,000         B+          10.125% due 4/1/08                                            142,725
    1,710,000         B           Series D, 10.625% due 7/31/07                               1,120,050
    1,365,000         B+      Great Atlantic & Pacific Tea Co., Notes, 7.750% due 4/15/07       989,625
                              Rite Aid Corp.:
    1,845,000         B-          Notes, 7.125% due 1/15/07                                   1,531,350
    2,780,000         B-          Sr. Notes, 7.625% due 4/15/05                               2,557,600
-------------------------------------------------------------------------------------------------------
                                                                                              6,341,350
-------------------------------------------------------------------------------------------------------
Retail Stores -- 3.3%
    1,620,000         B       Advance Stores Co. Inc., Series B, 10.250% due 4/15/08          1,725,300
                              The Gap Inc., Notes:
    2,025,000         BB+         5.625% due 5/1/03                                           2,040,188
      525,000         BB+         8.150% due 12/15/05                                           560,438
      250,000         BB+         6.900% due 9/15/07                                            245,000
    1,800,000         BB+         8.800% due 12/15/08                                         1,971,000
    1,745,000         CCC     J. Crew Operating Corp., Sr. Sub. Notes,
                                  10.375% due 10/15/07                                        1,474,525
    2,177,000         BBB-    J.C. Penney Co., Notes, 9.000% due 8/1/12 (c)                   2,231,425
    1,400,000         B-      Jo-Ann Stores Inc., 10.375% due 5/1/07                          1,461,250
      880,000         BB-     The Pep Boys -- Manny, Moe & Jack, Medium-Term Notes,
                                  6.710% due 11/3/04                                            861,300
    1,944,000         BB      Saks Inc., 9.875% due 10/1/11                                   2,041,200
-------------------------------------------------------------------------------------------------------
                                                                                             14,611,626
-------------------------------------------------------------------------------------------------------
Services - Other -- 5.9%
                              Allied Waste Corp., Series B:
    2,580,000         BB-         8.500% due 12/1/08                                          2,605,800
    1,400,000         BB-         7.875% due 1/1/09                                           1,386,000
    3,680,000         B+          10.000% due 8/1/09                                          3,670,800

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Services - Other -- 5.9% (continued)
    2,845,000         BBB-    Avis Group Holdings Inc., 11.000% due 5/1/09                 $  3,129,500
    1,600,000         B-      Brand Services Inc., Sr. Sub. Notes,
                                  12.000% due 10/15/12 (c)                                    1,688,000
      550,000         B-      Home Interiors & Gifts Inc., 10.125% due 6/1/08                   514,250
      550,000         B       Iron Mountain Inc., 8.625% due 4/1/13                             577,500
    1,210,000         BB-     Mail-Well I Corp., 9.625% due 3/15/12                           1,082,950
    4,770,000         Ca*     Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                                  11.000% due 11/1/06 (d)                                        71,550
      580,000         B-      Petro Stopping Centers L.P., Sr. Notes,
                                  10.500% due 2/1/07                                            542,300
    2,480,000         Ba2*    SC International Services, Inc., Series B,
                                  9.250% due 9/1/07                                           1,500,400
                              Service Corp. International:
    1,225,000         BB-         Debentures, 7.875% due 2/1/13                               1,097,906
                                  Notes:
    1,365,000         BB-           6.875% due 10/1/07                                        1,255,800
    1,715,000         BB-           6.500% due 3/15/08                                        1,543,500
    1,900,000         Ba3*    Spherion Corp., 4.500% due 6/1/05                               1,731,375
    1,880,000         B+      Stewart Enterprises, Inc., 10.750% due 7/1/08                   2,086,800
      550,000         B       Von Hoffman Corp., 10.250% due 3/15/09 (c)                        517,000
    1,705,000         B       Williams Scotsman Inc., 9.875% due 6/1/07                       1,585,650
-------------------------------------------------------------------------------------------------------
                                                                                             26,587,081
-------------------------------------------------------------------------------------------------------
Telecommunications -- 11.4%
    2,170,000         CCC-    Airgate PCS, Inc., Sr. Sub. Notes, step bond to yield
                                  15.628% due 10/1/09                                           249,550
    1,505,000         CCC-    Alamosa PCS Holdings, Inc., step bond to yield
                                  12.701% due 2/15/10                                           278,425
                              AT&T Corp.:
    6,750,000         BBB+        Notes, 6.500% due 3/15/13                                   6,786,113
    5,550,000         BBB+        Sr. Notes, 7.300% due 11/15/11                              6,077,966
                              AT&T Wireless Services Inc.:
    3,825,000         BBB         Notes, 8.125% due 5/1/12                                    3,851,588
    4,425,000         BBB         Sr. Notes, 7.875% due 3/1/11                                4,455,063
    1,005,000         B+      Avaya Inc., Secured Notes, 11.125% due 4/1/09                     914,550
    2,955,000(EUR)    B-      Colt Telecom Group PLC, 2.000% due 4/3/07 (c)                   1,354,693
    1,640,000         B3*     Dobson Communications Corp./Sygnet Communications
                                  Corp., Sr. Notes, 12.250% due 12/15/08                      1,262,800
    1,555,000         C*      GT Group Telecom Inc., Sr. Discount Notes,
                                  step bond to yield 15.233% due 2/1/10 (d)                         156
      890,000         CCC-    Horizon PCS Inc., step bond to yield 14.482% due 10/1/10           66,750
    3,305,000         NR      Metromedia Fiber Network, Sr. Notes,
                                  14.000% due 3/15/07 (d)                                       743,625

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Telecommunications -- 11.4% (continued)
                              Nextel Communications, Inc.:
    7,355,000         B3*         Sr. Discount Notes, step bond to yield
                                    10.637% due 2/15/08                                    $  6,766,600
    1,375,000         B3*         Sr. Notes, 9.375% due 11/15/09                              1,251,250
    1,460,000         CCC+    Nextel Partners Inc., Sr. Notes, 12.500% due 11/15/09           1,321,300
                              Qwest Corp.:
    2,100,000         B-          Debentures, 6.875% due 9/15/33                              1,627,500
                                  Notes:
    4,025,000         B-            8.875% due 3/15/12 (c)                                    3,924,375
    1,583,000         CCC+          14.000% due 12/15/14 (c)                                  1,701,725
                              Sprint Capital Corp.:
    3,250,000         BBB-        6.875% due 11/15/28                                         2,624,573
    5,550,000         BBB-        8.750% due 3/15/32                                          5,288,556
    1,420,000(GBP)    C       TeleWest Communications PLC, Sr. Notes,
                                  5.250% due 2/19/07 (c)                                        411,875
-------------------------------------------------------------------------------------------------------
                                                                                             50,959,033
-------------------------------------------------------------------------------------------------------
Textile/Apparel/Shoes -- 2.2%
                              Levi Strauss Co.:
                                  Notes:
    1,225,000         BB-           6.800% due 11/1/03                                        1,212,750
    1,255,000         BB-           7.000% due 11/1/06                                        1,098,125
                                  Sr. Notes:
    1,975,000         BB-           11.625% due 1/15/08                                       1,940,438
    1,550,000         BB-           12.250% due 12/15/12 (c)                                  1,526,750
    1,060,000         BBB-    Tommy Hilfiger U.S.A. Inc., 6.500% due 6/1/03                   1,067,571
    1,360,000         B       Tropical Sportswear International Corp., Series A,
                                  11.000% due 6/15/08                                         1,380,400
    1,755,000         CCC+    WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08             517,725
    1,195,000         B       William Carter Co., Series B, 10.875% due 8/15/11               1,308,525
-------------------------------------------------------------------------------------------------------
                                                                                             10,052,284
-------------------------------------------------------------------------------------------------------
Tower -- 1.3%
    2,450,000         B-      American Tower Corp., Sr. Notes, 9.375% due 2/1/09              1,923,250
                              Crown Castle International Corp.:
    2,435,000         B           Sr. Discount Notes, step bond to yield
                                    12.873% due 5/15/11                                       1,594,925
    2,420,000         B           Sr. Notes, 10.750% due 8/1/11                               2,129,600
-------------------------------------------------------------------------------------------------------
                                                                                              5,647,775
-------------------------------------------------------------------------------------------------------
Transportation - Other -- 0.2%
      960,000         Baa2*   Windsor Petroleum Transport, Notes,
                                  7.840% due 1/15/21 (c)                                        816,337
-------------------------------------------------------------------------------------------------------
Utilities -- 2.9%
                              AES Corp.:
    3,455,000         B           Sr. Notes, 9.500% due 6/1/09                                2,133,463
    1,050,000         B-          Sr. Sub. Notes, 10.250% due 7/15/06                           509,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                       SECURITY                                   VALUE
=======================================================================================================
Utilities -- 2.9% (continued)
      525,000         BB+     Avista Corp., Sr. Notes, 9.750% due 6/1/08                   $    519,083
                              Calpine Corp.:
    3,920,000         B+          8.500% due 5/1/08                                           1,724,800
                                  Sr. Notes:
      870,000         B+            8.750% due 7/15/07                                          382,800
    6,590,000         B+            8.625% due 8/15/10                                        2,833,700
                              CMS Energy Corp., Sr. Notes:
    1,120,000         B+          7.625% due 11/15/04                                         1,019,706
    1,005,000         B+          9.875% due 10/15/07                                           955,808
    1,750,000         BB-     Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08             848,750
    3,150,000         B-      Orion Power Holdings Inc., Sr. Notes,
                                  12.000% due 5/1/10                                          2,283,750
-------------------------------------------------------------------------------------------------------
                                                                                             13,211,110
-------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS AND NOTES
                              (Cost -- $483,117,890)                                        435,090,035
=======================================================================================================

    SHARES                                          SECURITY                                   VALUE
=======================================================================================================
COMMON STOCK (e) -- 0.0%
Foods - Major Diversified -- 0.0%
       73,499                 Aurora Foods Inc.                                                  57,329
-------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
        3,736                 McLeodUSA Inc., Class A Shares                                      3,138
       20,125                 Pagemart Nationwide Inc.                                              201
-------------------------------------------------------------------------------------------------------
                                                                                                  3,339
-------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
       20,467                 Crown Castle International Corp.                                   76,750
-------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCK
                              (Cost -- $375,340)                                                137,418
=======================================================================================================
PREFERRED STOCK -- 0.3%
Aerospace and Defense -- 0.1%
        1,700                 Northrop Grumman Corp., 7.250%                                    183,158
-------------------------------------------------------------------------------------------------------
Cable and Media -- 0.1%
        4,850                 CSC Holdings Inc., 11.125%                                        452,263
-------------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
          266                 Viasystems Group Inc.                                                   3
        4,453                 Viasystems Inc., Payment-in-Kind, Series B                             44
-------------------------------------------------------------------------------------------------------
                                                                                                     47
-------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.0%
        1,400                 Broadwing Communications, Inc.                                    127,750
-------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
        5,800                 Global Crossing Holding Ltd., 6.750% (f)                               58
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

    SHARES                                          SECURITY                                   VALUE
=======================================================================================================
Wireless Telecommunications -- 0.1%
       19,800                 Crown Castle International Corp., 6.250%                     $    400,950
        1,188                 Dobson Communications Corp., Payment-in-Kind,
                                  Exchangeable 13.000%                                           57,331
        4,300                 Motorola Inc.                                                     137,600
-------------------------------------------------------------------------------------------------------
                                                                                                595,881
-------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost -- $3,370,207)                                            1,359,157
-------------------------------------------------------------------------------------------------------

WARRANTS                                            SECURITY                                   VALUE
=======================================================================================================
WARRANTS (e) -- 0.0%
Broadcasting -- 0.0%
       14,825                 UIH Australia Pacific, Inc., Expire 5/15/06                           148
-------------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
        1,765                 Merrill Corp., Expire 5/1/09                                          176
-------------------------------------------------------------------------------------------------------
Containers -- 0.0%
          245                 Pliant Corp., Expire 6/1/10                                           276
-------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
        1,705                 Cybernet Internet Services International, Inc., Expire 7/1/09           3
        6,135                 WAM!NET Inc., Expire 3/1/05                                            61
-------------------------------------------------------------------------------------------------------
                                                                                                     64
-------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
        1,555                 GT Group Telecom Inc., Expire 2/1/10                                1,555
       43,470                 Pagemart, Inc., Expire 12/31/03                                       435
        6,975                 RSL Communications, Ltd., Expire 11/15/06                             981
-------------------------------------------------------------------------------------------------------
                                                                                                  2,971
-------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
        1,155                 Horizon PCS Inc., Expire 10/1/10                                       58
        6,725                 Iridium World Communications Ltd., Expire 7/15/05 (c)                  67
        1,185                 IWO Holdings Inc., Expire 1/15/11                                      12
-------------------------------------------------------------------------------------------------------
                                                                                                    137
-------------------------------------------------------------------------------------------------------
                              TOTAL WARRANTS
                              (Cost -- $1,383,827)                                                3,772
=======================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2002
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                          SECURITY                                   VALUE
=======================================================================================================
REPURCHASE AGREEMENT -- 2.5%
$  11,375,000                 Merrill Lynch & Co., Inc., 1.050% due 1/2/03;
                                  Proceeds at maturity -- $11,375,664;
                                  (Fully collateralized by various U.S. government
                                  agency obligations, 0.000% to 7.450% due
                                  8/15/03 to 11/15/17; Market value -- $11,602,503)
                                  (Cost -- $11,375,000)                                    $ 11,375,000
=======================================================================================================
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $499,622,264**)                                     $447,965,382
=======================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise inicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b)   On August 11, 2002, the company filed for bankruptcy.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)   Security is currently in default.
(e)   Non-income producing security.
(f)   On January 28, 2002, the company filed for bankruptcy.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      EUR -- Euro.
      GBP -- British Pound.

      See page 22 for definitions of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             22

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AAA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa     -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca      -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
22                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                December 31, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $499,622,264)                        $ 447,965,382
   Cash                                                                          311
   Interest and dividends receivable                                      11,231,636
------------------------------------------------------------------------------------
   Total Assets                                                          459,197,329
------------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                         770,099
   Management fee payable                                                    460,778
   Accrued expenses                                                          167,688
------------------------------------------------------------------------------------
   Total Liabilities                                                       1,398,565
------------------------------------------------------------------------------------
Total Net Assets                                                       $ 457,798,764
====================================================================================
NET ASSETS:
   Par value of capital shares                                         $      72,609
   Capital paid in excess of par value                                   893,050,169
   Overdistributed net investment income                                  (2,888,473)
   Accumulated net realized loss from security transactions             (380,782,162)
   Net unrealized depreciation of investments and foreign currencies     (51,653,379)
------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $6.31 per share on 72,608,577 shares of
   $0.001 par value outstanding; 500,000,000 shares authorized)        $ 457,798,764
====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 2002

INVESTMENT INCOME:
   Interest                                                        $ 13,384,491
   Dividends                                                             38,142
-------------------------------------------------------------------------------
   Total Investment Income                                           13,422,633
-------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                            1,300,888
   Shareholder and system servicing fees                                 30,773
   Shareholder communications                                            25,855
   Custody                                                               16,779
   Audit and legal                                                       16,643
   Listing fees                                                          15,196
   Directors' fees                                                        1,518
   Other                                                                  5,591
-------------------------------------------------------------------------------
   Total Expenses                                                     1,413,243
-------------------------------------------------------------------------------
Net Investment Income                                                12,009,390
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 7):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         (3,792,652)
     Foreign currency transactions                                      397,967
-------------------------------------------------------------------------------
   Net Realized Loss                                                 (3,394,685)
-------------------------------------------------------------------------------
   Change in Unrealized Depreciation From:
     Security transactions                                           18,369,925
     Foreign currency transactions                                          573
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                           18,370,498
-------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                       14,975,813
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 26,985,203
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 2002 (unaudited) and the Year Ended September 30, 2002

                                                          December 31     September 30
=======================================================================================
OPERATIONS:
   Net investment income                                $  12,009,390    $  49,815,686
   Net realized loss                                       (3,394,685)     (81,293,110)
   Decrease in net unrealized depreciation                 18,370,498        9,289,837
--------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations       26,985,203      (22,187,587)
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (12,392,449)     (47,759,275)
   Capital                                                         --       (5,887,863)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                        (12,392,449)     (53,647,138)
--------------------------------------------------------------------------------------
Fund Share Transactions (Note 9):
   Net asset value of shares issued
     for reinvestment of dividends                          1,595,227       10,499,298
--------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                1,595,227       10,499,298
--------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                          16,187,981      (65,335,427)
--------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                    441,610,783      506,946,210
--------------------------------------------------------------------------------------
   End of period*                                       $ 457,798,764    $ 441,610,783
======================================================================================
*  Includes overdistributed net investment income of:   $  (2,888,473)   $  (2,903,381)
======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
26                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

In addition, the Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In addition, the Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective October 1, 2001 and recorded an adjustment to decrease the cost of securities and increase overdistributed net investment income by $1,244,680 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

All officers and one director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the three months ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $69,135,319
--------------------------------------------------------------------------------
Sales                                                                 60,924,119
================================================================================

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 25,096,997
Gross unrealized depreciation                                       (76,753,879)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(51,656,882)
================================================================================

4. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2002, the Fund did not hold any futures contracts.


--------------------------------------------------------------------------------
28                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when call or put options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the three months ended December 31, 2002, the Fund did not enter into any written call or put option contracts.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

7. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At December 31, 2002, the Fund did not have any open forward foreign currency contracts.

8. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, approximately $315,690,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                    2003         2004         2007         2008         2009          2010
=============================================================================================
Carryforward
  amounts       $16,016,000  $38,118,000  $11,075,000  $39,806,000  $69,257,000  $141,418,000
=============================================================================================


--------------------------------------------------------------------------------
30                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

9. Capital Shares

At December 31, 2002, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

Capital stock transactions were as follows:

                                    Three Months Ended                Year Ended
                                     December 31, 2002            September 30, 2002
                                    ------------------            -------------------
                                   Shares        Amount         Shares          Amount
=========================================================================================
Shares issued on reinvestment      261,814     $1,595,227       1,460,183    $10,499,298
=========================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                   2002(1)         2002          2001         2000          1999          1998
===================================================================================================================
Net Asset Value,
  Beginning of Period           $    6.10       $    7.15     $    9.42     $   10.45     $   11.24     $   12.43
-------------------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income(2)           0.17            0.66          0.94          1.06          1.03          1.08
  Net realized and
    unrealized gain (loss)(2)        0.21           (0.96)        (2.20)        (1.13)        (0.79)        (1.14)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    0.38           (0.30)        (1.26)        (0.07)         0.24         (0.06)
-------------------------------------------------------------------------------------------------------------------
Gain From Repurchase of
  Treasury Stock                       --              --            --          0.05            --            --
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.17)          (0.67)        (1.01)        (1.01)        (1.03)        (1.13)
  Capital                              --           (0.08)           --            --         (0.00)*          --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.17)          (0.75)        (1.01)        (1.01)        (1.03)        (1.13)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $    6.31       $    6.10     $    7.15     $    9.42     $   10.45     $   11.24
-------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)                    7.45%++        (8.20)%       (7.85)%        9.75%        (9.36)%       (1.65)%
-------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)                 6.36%++        (4.85)%      (14.25)%        0.98%         2.74%        (0.58)%
-------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $     458       $     442     $     507     $     652     $     755     $     810
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                           1.25%           1.23%         1.26%         1.22%         1.20%         1.18%
  Net investment income(2)          10.61           10.04         11.22         10.21          9.28          8.81
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                14%             77%           83%           69%           83%           98%
-------------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                 $    6.27       $    6.00     $   7.290     $   8.938     $   9.125     $  11.125
===================================================================================================================

(1)   For the three months ended December 31, 2002 (unaudited).
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended September 30, 2002, those amounts would have been $0.68, $0.98 and 10.13% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
32                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                        Income        Dividend
                         NYSE           Net Asset      Dividend     Reinvestment
                     Closing Price        Value          Paid           Price
================================================================================
2001
  October 24             $7.94            $8.99         $0.0840         $8.200
  November 20             7.88             8.61          0.0840          7.880
  December 26             8.06             8.99          0.0840          8.477
  December 29             8.19             8.50          0.0290          8.500
  January 23              9.31             9.04          0.0840          9.040
  February 20             9.51             9.07          0.0840          9.070
  March 27                9.04             8.66          0.0840          8.660
  April 24                8.85             8.38          0.0810          8.410
  May 22                  9.00             8.41          0.0810          8.550
  June 26                 8.17             7.87          0.0810          7.870
  July 24                 8.30             7.78          0.0780          7.890
  August 28               8.08             7.78          0.0780          7.780
  September 25            7.13             7.23          0.0780          7.200
2002
  October 23              7.28             7.24          0.0700          7.240
  November 27             7.74             7.42          0.0700          7.420
  December 24             7.24             7.26          0.0700          7.260
  January 23              7.63             7.27          0.0650          7.270
  February 19             7.27             7.07          0.0650          7.070
  March 19                7.50             7.13          0.0650          7.130
  April 23                7.18             7.13          0.0570          7.130
  May 28                  7.12             7.02          0.0570          7.020
  June 25                 6.33             6.71          0.0570          6.240
  July 23                 5.55             6.31          0.0570          5.810
  August 27               6.18             6.25          0.0570          6.210
  September 24            5.87             6.12          0.0570          6.060
2003
  October 22              5.69             5.86          0.0570          5.830
  November 25             6.36             6.26          0.0570          6.260
  December 23             6.17             6.28          0.0570          6.280
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             33

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open


--------------------------------------------------------------------------------
34                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                               -------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             35

                     (This page intentionally left blank.)

     HIGH INCOME
---------------------                            [GRAPHIC OMITTED]
Opportunity Fund Inc.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Dr. Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

            HIO
---------------------------
           Listed
---------------------------
            NYSE
THE NEW YORK STOCK EXCHANGE

HIGH INCOME OPPORTUNITY FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD0850 2/03
03-4466